UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2010

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6500 Harbour Heights Parkway, Suite 303
Mukilteo, Washington 98275

(Address of principal executive offices, including zip code)

(425) 493-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2010, the Board of Directors (the “Board”) of CombiMatrix Corporation (the “Company”) appointed Mark McGowan to serve as the Company’s Interim President and Chief Executive Officer to replace Amit Kumar, Ph.D. beginning on July 1, 2010.  Mr. McGowan currently serves as Chairman of the Company’s Board and will continue to serve in such capacity throughout his tenure as Interim President and Chief Executive Officer. Dr. Kumar will continue to serve as a member of the Board.

In connection with Mr. McGowan’s appointment, the Compensation Committee of the Board approved the following compensation package: (i) a monthly salary of $33,000 for at least two, but no more than six, months starting July 1, 2010; (ii) a signing bonus of $16,500 payable on July 1, 2010; (iii) a stock option grant to purchase up to 20,000 shares of the Company’s common stock, to vest monthly in equal installments over six months beginning July 1, 2010 so long as Mr. McGowan remains a director, officer, employee or consultant of the Company; and (iv) a stock option grant to purchase up to 30,000 shares of the Company’s common stock, to vest monthly in equal installments over six months beginning July 1, 2010 so long as Mr. McGowan remains Interim President and Chief Executive Officer of the Company.  The stock option grants, which are made pursuant to the Company’s 2006 Stock Incentive Plan, shall be non-qualified stock options, and the exercise price per share shall be equal to the fair market value of the Company’s common stock as of the date of the grant.

Mr. McGowan, 31, was appointed to become Chairman of the Company’s Board on June 1, 2010, and has served as a member of the Company’s Board since January 2010.  He is the managing member of SAF Capital Management LLC, a value-oriented investment firm which he founded in November 2006.  Prior to forming SAF Capital Management LLC, Mr. McGowan was Co-founder and Managing Partner of MPG Capital Management LLC, an equity market research firm which derived and licensed statistically validated algorithmic trading models and investment strategies for wealthy individuals and institutional investors.  Mr. McGowan previously worked within the Consumer and Market Knowledge function of Procter & Gamble.  Mr. McGowan received his Bachelor of Science in Microbiology, with a focus in Genomics and Molecular Genetics, from Michigan State University.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1   Press Release dated June 14, 2010

Forward-Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements, other than statements of historical fact included in this Current Report on Form 8-K, are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated:	June 15, 2010	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer